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                                                                  EXHIBIT (C)(4)

                             JOINT FILING AGREEMENT

    In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each of Niner Acquisition, Inc., a Delaware corporation, VNU USA, Inc., a New York corporation, and VNU N.V., a company organized under the laws of the Netherlands, on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $0.01 per share, of Nielsen Media Research, Inc., and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 25(th) day of October, 1999.

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
                                                       NINER ACQUISITION, INC.

                                                       By: /s/ THOMAS A. MASTRELLI
                                                       ---------------------------------------------
                                                       Name: Thomas A. Mastrelli
                                                       Title: President

                                                       VNU USA, INC.

                                                       By: /s/ THOMAS A. MASTRELLI
                                                       ---------------------------------------------
                                                       Name: Thomas A. Mastrelli
                                                       Title: Chief Operating Officer

                                                       VNU.N.V

                                                       By: /s/ FRANS CREMERS
                                                       ---------------------------------------------
                                                       Name: Frans Cremers
                                                       Title: Member of Executive Board
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